AMENDMENT
                                    TO
                        MEMORANDUM OF UNDERSTANDING
                                  BETWEEN
                          LASER BARCODE SOLUTIONS
                                    AND
                        ANONYMOUS DATA CORPORATION


The following is amended to the original Memorandum of Understanding dated November 24, 1998:


a. LBS agrees that 10% of all gross revenue generated by sales for systems/products using biometrics in the nonmedical field will be given to ADC.

b. LSB agrees that Thomas M. Yokoyama's intellectual property will be ADC's property where it pertains to biometrics in the medical field and personal property where it pertains to nonmedical inventions.






     LASER BARCODE SOLUTIONS       ANONYMOUS DATA CORPORATION

     By:  /s/Thomas M. Yokoyama         By: /s/ James E. Beecham
        ------------------------           ----------------------
          Thomas M. Yokoyama            James E. Beecham
          President                     President

     Date:  November 25, 1998           Date:  November 25, 1998